Exhibit 10.2

Exhibit 10.1 MODIFICATION TO SECOND AMENDED AND RESTATED COMMERCIAL REVOLVING LOAN AND SECURITY AGREEMENT THIS MODIFICATION TO SECOND AMENDED AND RESTATED COMMERCIAL REVOLVING LOAN AND SECURITY AGREEMENT (this "Agreement"), dated as of the 30th day of June, 2017, is entered into by and among BANKWELL BANK, a Connecticut banking corporation (the "Lender") with a place of business at 208 Elm Street, New Canaan, Connecticut 06840, SACHEM CAPITAL CORP., a New York corporation having a place of business at 23 Laurel Street, Branford, Connecticut 06405 (the "Borrower"), and JOHN L. VILLANO, an individual with an address at 59 Northford Road, Branford, Connecticut 06405, JEFFREY C. VILLANO, an individual with a mailing address 129 Catullo Drive, Guilford, Connecticut 06437 and JJV, LLC, a Connecticut limited liability company having a place of business at 23 Laurel Street, Branford, Connecticut 06405 (the "Guarantors"; the Borrower and the Guarantors may also be referred to collectively herein as the "Obligors" and each, individually, as an "Obligor"). WITNESSETH: WHEREAS, the Lender originally made a revolving loan in the amount of $5,000,000.00 as evidenced by that certain Revolving Note dated as of December 18, 2004 made by the Borrower to the order of the Lender in the original principal amount of up to $5,000,000.00, as amended by the Amended and Restated Revolving Note in the amount of $7,000,000.00 dated December 30, 2015; as amended by the Amended and Restated Revolving Note in the amount of $15,000,000.00 dated March 15, 2016; as amended by the Amended and Restated Revolving Note in the amount of $20,000,000.00 dated the date hereof (the "Note") (as amended, restated, extended, supplemented or reconstituted from time to time, together with any note or notes given in substitution or replacement thereof, collectively, the "Note"); and WHEREAS, the Note is secured by, among other things, (i) a certain Commercial Revolving Loan and Security Agreement, dated as of December 18, 2014; as modified by Modification to Revolving Loan and Security Agreement, dated December 30, 2015, as further modified by an Amended and Restated Commercial Revolving Loan and Security Agreement, dated March 15, 2016, as further modified by Second Amended and Restated Commercial Revolving Loan and Security Agreement, dated February 8, 2017 (as the same may be, amended and/or restated from time to time, the "Loan Agreement"); and WHEREAS, the Guarantors entered into, among other things, that certain Unlimited Guaranty in favor of the Lender dated as of December 18, 2014, as reaffirmed and amended by Reaffirmation and Amendment to Guaranty Agreement dated as of February 8, 2017 (as amended, restated, extended, supplemented and/or otherwise modified from time to time, the "Guaranty") in which the Guarantors, among other things, guaranteed to the Lender the payment and performance of the Borrower's obligations under the Loan Documents (as defined in the Guaranty); and WHEREAS, this Agreement, the Note, the Loan Agreement, the Guaranty and any and all other documents evidencing or securing repayment of, or otherwise pertaining to and/or executed and delivered in connection with the Loan, each as amended, restated, extended, supplemented or otherwise modified from time to time, are hereinafter collectively referred to as the "Loan Documents" and each individually, as a "Loan Document"); and

  WHEREAS, the Borrower has requested a modification of certain terms of the Note and the other Loan Documents to, among other things, (i) to extend the maturity date of the Note; (ii) modify certain underlying borrower concentration criteria; (iii) increase the Loan Amount; and (iv) to further limit the location of where the underlying real estate collateral can be located in order, among other things, to be eligible for Advances under the Note and Loan Agreement; and WHEREAS, the Lender has agreed to such request solely upon the terms and conditions set forth herein; and WHEREAS, the Borrower and Guarantors hereby acknowledge and affirm all Indebtedness incurred under the Loan Documents and all other Indebtedness, obligations and liabilities of the Borrower to Lender, of every kind and description, direct or indirect, absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising (all of the foregoing, whether now existing or hereafter arising are collectively referred to as the "Obligations"; and WHEREAS, the outstanding principal balance of the Loan as of the date hereof is $10,911,379.75. NOW, THEREFORE, in consideration of the mutual agreements and promises contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Lender, the Borrower, and Guarantors agree as follows: 1. Recitals. The foregoing recitals are incorporated herein as if fully set forth herein. 2. Capitalized Terms. Capitalized terms used herein but not defined herein shall have the same meaning ascribed to such terms in the Loan Documents. 3. Conflict. In the event there is a conflict between the terms and conditions of this Agreement and the terms and conditions of the Loan Documents, the terms and conditions of this Agreement shall control. 4. Representations and Warranties. The Obligors each, jointly and severally, hereby make the following representations and warranties, it being acknowledged that the Lender is relying upon such representations and warranties as a material inducement for the Lender to enter into this Agreement: (a) Each Obligor acknowledges that the Lender has not waived, and by executing this Agreement will not be deemed to have waived, its right to exercise its rights and remedies arising under, and/or with regard to, the Loan Documents, as modified herein. (b) There is no litigation or governmental proceeding pending or, to the knowledge of any Obligor, threatened against the Borrower that affects, or reasonably could be expected to affect, the Borrower's ability to fulfill any of its obligations under this Agreement or any of the Loan Documents, as modified herein. (c) Neither this Agreement nor any other document executed or delivered in connection herewith by any Obligor contains any untrue statement or a material fact and/or omits any material fact necessary in order to make the statement made, in light of the circumstances under which it was made, accurate in all material respects and not misleading. 2

  (d) Each Obligor acknowledges that it/he has been given the opportunity to consult with counsel regarding this Agreement and all documents and provisions related hereto. (e) The latest tax returns and financial statements submitted to the Lender by the Obligors are accurate and complete in all material respects. (f) Each Obligor is in full compliance with all covenants, agreements and obligations of such Obligor set forth in the Loan Documents, and no default or Event of Default exists thereunder or hereunder, and no event or state of facts exist which, with notice and/or the passage of time would constitute an Event of Default thereunder or hereunder. (g) All representations and warranties made by each Obligor in the Loan Documents are hereby restated as of the date hereof and remain true and correct. (h) The Borrower is duly authorized and empowered to enter into, deliver and perform this Agreement and each of the Loan Documents to which it is a party. This Agreement constitutes the legally valid and binding obligations of the parties hereto enforceable against them in accordance with their terms. 5. General Acknowledgments by the Borrower and Guarantors. Nothing contained herein shall operate to release any Obligor from its/his liability to pay the indebtedness set forth in the Loan Documents, as modified herein, and/or this Agreement and to keep and perform the terms, conditions, obligations and agreements contained in the Loan Documents, as modified herein, and/or this Agreement. To their knowledge, no Obligor has any defense, offset, recoupment or counterclaim with respect to the indebtedness evidenced by the Loan Documents, as modified herein, and/or this Agreement and each hereby releases the Lender from any and all liability arising directly or indirectly on or prior to the date hereof with respect to the Loan Documents, as modified herein, and/or this Agreement, the debt evidenced or governed thereby and any and all actions taken by the Lender with respect to the transactions contemplated therein and herein. Each Obligor hereby reconfirms, restates, and ratifies the Loan Documents to which it/he is a party, all in accordance with their respective terms except to the extent that any of those terms are expressly modified by the provisions of this Agreement, and each Obligor confirms that the Loan Documents to which it/he is a party have, at all times since the date of their respective execution and delivery, continued in full force and effect. This Agreement is not intended to be a novation, release or accord and satisfaction of the Loan Agreement, the Note, the Guaranty or any other Loan Document. 6. Amendment to terms of the Loan Agreement. The Loan Agreement is hereby amended and modified as follows: (a) Section 1.3(a) and (b) of the Loan Agreement are hereby deleted in their entirety and replaced with the following: "(a) All amounts outstanding from time to time shall bear interest, payable monthly in arrears, on the outstanding principal balance thereof, at an adjustable rate per annum equal to four hundred fifty (450) basis points above LIBOR (as defined below) provided, however the interest rate charged hereunder shall not be less than five and one-half percent (5.50%) per annum at any time (the "Interest Rate). Adjustments in the Interest Rate shall become effective on the commencement of each Interest Rate Period (as defined below) (the "Reset 3

  Date”). Lender shall not be required to notify Borrower of adjustments in the Interest Rate. The term "LIBOR" shall mean the rate per annum (rounded to the nearest one one hundredth (1/100th) of 1%) obtained by dividing (i) three-month interest period London Interbank Offered Rate as set and administered by ICE Benchmark Administration Limited (or such other administrator of LIBOR, as may be duly authorized by the UK Financial Conduct Authority or such other proper authority from time to time) for United States dollar deposits in the London interbank market at approximately 11:00 a.m. London, England time (or as soon thereafter as practicable) as determined by the Lender from any broker, quoting service or commonly available source utilized by the Lender by (ii) a percentage equal to 100% minus the stated maximum rate of all reserves required to be maintained against "Eurocurrency Liabilities" as specified in Regulation D (or against any other category of liabilities which includes deposits by reference to which the interest rate on LIBOR rate loans is determined or any category of extensions of credit or other assets which includes loans by a non-United States' office of a bank to United States residents) on such date to any member bank of the Federal Reserve System. Notwithstanding any provision above, the practice of rounding to determine LIBOR may be discontinued at any time in the Lender's sole discretion. Further notwithstanding anything to the contrary contained herein LIBOR shall in no event be less than one percent (1.0%). The term "Interest Rate Period" shall mean each three (3) month calendar period. In the event that the above index is not available on any Reset Date, the Lender will set the Interest Rate by using a comparable index in its reasonable discretion." (b) Section 1.1(A)(i) of the Loan Agreement is hereby amended by deleting the sum 115,000,000.00" and substituting in its place the sum of “$20,000,000.00" in (y) for determination of the Maximum Availability; and by substituting the Note attached hereto as Exhibit "A", as Schedule 1.1(A)(i) to the Loan Agreement. (c) Section 1.1(B)(iv) of the Loan Agreement is hereby amended by deleting the sum "Four Hundred Fifty Thousand and 00/100 ($450,000.00) Dollars" and substituting the sum "Six Hundred Fifty Thousand and 00/100 ($650,000.00) Dollars". (d) Section 1.1(B)(vi) of the Loan Agreement is hereby amended by deleting "New Jersey". (e) Section 2.9 of the Loan Agreement is hereby amended by deleting the following: "If no Event of Default shall exist, Lender shall not conduct more than one (1) such field examination per year at Borrowers expense." 7. Reaffirmation and Ratification of Guarantor Documents. The Guarantors hereby consent to the modifications contained herein and hereby ratifies and confirms and restates the Guaranty and the other Guarantor Documents entirely, as modified hereby, and the Guarantors 4 confirm that the Guarantor Documents have, at all times since the date of their respective execution and delivery, continued in full force and effect. The Guarantors acknowledge that this reaffirmation and ratification of the Guaranty and other Guarantor Documents is a material inducement for the Lender to enter into this Agreement and that the Lender would not do so without said reaffirmation and ratification. 8. Amendment to the Loan Documents. The Loan Documents are each hereby amended, modified, continued and reaffirmed to secure the Loan in accordance with the terms and modifications set forth in this Agreement. Any and all references in the Loan Documents to the Note, the Loan Agreement and/or any other Loan Document shall mean and refer to the Note, the Loan Agreement and/or such other Loan Document as modified by this Agreement. 9. Cross Default. A default under this Agreement shall constitute a default under the Loan Documents. A default under any of the Loan Documents shall constitute a default under this Agreement. This Agreement shall constitute a Loan Document and all references to the "Note" and the "Loan Documents" in the other Loan Documents shall include this Agreement. 10. Time is of the Essence. Time is of the essence of this Agreement. 11. Binding Effect; Heirs, Successors and Assigns. This Agreement shall be binding upon the Borrower, the Guarantors and the Lender, and upon their respective heirs, successors and assigns, and shall inure to the benefit of the Borrower, the Guarantors and the Lender, and their respective heirs, successors and assigns. 12. No Joint Venture. The execution of this Agreement shall not be deemed or implied to create any relationship or joint venture between the Borrower and the Lender or the Guarantors and the Lender. 13. No Third-Party Beneficiary. It is not and was not intended that any activities of the Lender in connection herewith were for or shall be for the benefit of, or may be relied upon by, any third party, and the Lender shall not be liable or responsible for any reason to any such party. 14. Severability. If any provision (or provisions) and/or paragraph (or paragraphs) and/or part (or parts) of this Agreement shall be deemed by any appropriate tribunal or authority to be invalid or unenforceable, the remainder of this Agreement shall, to the extent possible and necessary to effect the purposes of this Agreement, remain in full force and effect. 15. Captions. All captions and headings used herein are for the purpose of reference only and do not limit or in any other manner constitute a part of this Agreement. 16. No Course of Conduct or Agreement to Execute Further Modification. Each Obligor acknowledges and agrees that, by negotiating and entering into this Agreement, and by complying and/or enforcing the terms hereof, the Lender is not establishing or furthering a course of conduct, a pattern of operation, or an implicit or explicit understanding that the Lender may or will ever further revise or modify any term or condition of the Loan Documents, or agree to forebear at any time in the future, if a default should occur under and pursuant to the Loan Documents, this Agreement and/or any document or instrument contemplated or referred to herein. 5

  17. Applicable Law. This Agreement and the rights and obligations of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of Connecticut without regard to its conflicts of laws principles. 18. Modifications. This Agreement shall not be modified or amended except by a writing signed by the parties hereto, it being understood that no oral modification or amendment of this Agreement shall be effective. 19. Fees. The Borrower shall pay all fees and expenses of the Lender in connection with this Agreement and the transaction contemplated by it, including, without, limitation, reasonable attorney's fees. 20. Unaffected Provisions. Other than as expressly modified (or modified by necessary implication) by the terms of this Agreement, the provisions of the Loan Documents are hereby ratified and affirmed in their entirety and shall remain in full force and effect. 21. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of which when taken together shall constitute one and the same Agreement; and said counterparts may be delivered personally and receipted or shall be sent by facsimile or email transmission or registered or certified mail or by overnight courier, addressed to the attorney for the respective party or the respective party. (Signature Page Follows) 6

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties hereto have executed this Agreement under seal as of the day and year first above written. SIGNED, SEALED AND DELIVERED LENDER: IN THE PRESENCE OF: BANKWELL BANK By /s/ Lisa Choi Name: Lisa Choi Title: Vice President Duly Authorized STATE OF CONNECTICUT)) ss: Fairfield COUNTY OF FAIRFIELD) On this the 30th day of June, 2017 before me, the undersigned officer, personally appeared Lisa Choi who acknowledged herself to be the Vice President of Bankwell Bank, a Connecticut banking corporation, and that she, as such Vice President, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by herself as Vice President. In Witness Whereof, I hereunto set my hand. Name: Commissioner of the Superior Court Notary Public My Commission Expires: JILL FRATTALONE Notary Public, State of Connecticut My Commission Expires Mar 31.2021 Signature Page to Loan Modification Agreement

  SIGNED, SEALED AND DELIVERED BORROWER: IN THE PRESENCE OF: Sachem Capital Corp., a New York corporation Lisa a Scalise As to both rita daris Sachem Capital Corp., a New York corporation By: Name John L. Villano Title: Co-Chief Executive Officer Duly Authorized By: Name Jeffrey C. Villano Title: Co-Chief Executive Officer Duly Authorized Guarantors: John L. Villano, Individually Jeffrey C. Villano, Individually JJV, LLC, a Connecticut limited liability company By: Name: Jeffrey C. Villano Its: Manager Duly Authorized By: Name: John L. Villano Its: Manager Duly Authorized Signature Page to Loan Modification Agreement

  STATE OF CONNECTICUT ) ) ss: Branford COUNTY OF NEW HAVEN ) On this the 29th day of June, 2017 before me, the undersigned officer, personally appeared Jeffrey C. Villano who acknowledged himself to be the Co-Chief Executive Officer of Sachem Capital Corp., and that he, as such Co-Chief Executive Officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation as Co-Chief Executive Officer. In Witness Whereof, I hereunto set my hand. Name: Lisa A. Scalise, ESQ Commissioner of the Superior Court Notary Public My Commission Expires: STATE OF CONNECTICUT) ) ss: Branford COUNTY OF NEW HAVEN) On this the 29th day of June, 2017 before me, the undersigned officer, personally appeared John L. Villano who acknowledged himself to be the Co-Chief Executive Officer of Sachem Capital Corp., and that he, as such Co-Chief Executive Officer, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation as Co-Chief Executive Officer. In Witness Whereof, I hereunto set my hand. Name: Lisa A. Scalise, ESQ Commissioner of the Superior Court Notary Public My Commission Expires: Acknowledgement Page to Loan Modification Agreement

  STATE OF CONNECTICUT ) ) SS Branford COUNTY OF NEW HAVEN ) Before me, the undersigned, this 29th day of June 2017, personally appeared John L. Villano, signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed, before me. Name: Lisa A. Scalise, ESQ Commissioner of the Superior Court Notary Public My Commission Expires: STATE OF CONNECTICUT) ) ss: Branford COUNTY OF NEW HAVEN) Before me, the undersigned, this 29th day of June 2017, personally appeared, Jeffrey C. Villano signer and sealer of the foregoing instrument and acknowledged the same to be his free act and deed, before me. Name: Lisa A. Scalise, ESQ Commissioner of the Superior Court Notary Public My Commission Expires: STATE OF CONNECTICUT) ) ss: Branford COUNTY OF NEW HAVEN) Acknowledgement Page to Loan Modification Agreement

  STATE OF CONNECTICUT) ) ss: Branford COUNTY OF NEW HAVEN ) Before me, the undersigned, 29th day of June 2017, personally appeared Jeffrey C. Villano, known to me to be a Manager of JJV, LLC, a Connecticut limited liability company, and that he as such Manager, acknowledged the execution of the foregoing instrument to be his free act and deed as such Manager and the free act and deed of said limited liability company, before me. Name: Lisa A. Scalise, ESQ Commissioner of the Superior Court or Notary Public My Commission Expires: STATE OF CONNECTICUT) ) ss: Branford COUNTY OF NEW HAVEN) Before me, the undersigned, 29th day of June 2017, personally appeared John L. Villano, known to me to be a Manager of JJV, LLC, a Connecticut limited liability company, and that he as such Manager, acknowledged the execution of the foregoing instrument to be his free act and deed as such Manager and the free act and deed of said limited liability company, before me. Name: Lisa A. Scalise, ESQ Commissioner of the Superior Court or Notary Public My Commission Expires: Acknowledgement Page to Loan Modification Agreement